OTHER EXPENSE, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Income and Expenses [Abstract]
Interest expense to related parties (see Note 10)	$ (2,875)	$ (4,171)	$ (2,601)
Interest expense and other bank charges	(1,073)	(1,430)	(1,374)
Interest income	170	116	169
Foreign currency gain (loss)	(2,450)	1,005	3,066
Other income (expense)	56	(21)	(20)
Total other expense, net	$ (6,172)	$ (4,501)	$ (760)